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                                                                    EXHIBIT 10.1


           AMENDMENT NO. 3 TO TRANSFER AND ADMINISTRATION AGREEMENT


     AMENDMENT NO. 3 (this "Amendment"), dated as of February 1, 1997, TO
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TRANSFER AND ADMINISTRATION AGREEMENT dated as of April 1, 1996, as amended as of September 25, 1996 and as of December 5, 1996, by and among CSI FUNDING INC., a Delaware corporation, as transferor (hereinafter, together with its successors and assigns in such capacity, called the "Transferor"), COMPUCOM SYSTEMS, INC.,
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a Delaware corporation, as collection agent (hereinafter, together with its successors and assigns in such capacity, called the "Collection Agent"),
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ENTERPRISE FUNDING CORPORATION, a Delaware corporation (hereinafter, together with its successors and assigns, called the "Company") and NATIONSBANK, N.A., a national banking association, as agent for the benefit of the Company and the Bank Investors (hereinafter, together with its successors and assigns in such capacity, called the "Agent").
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                             W I T N E S S E T H:
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     WHEREAS, the Transferor, the Collection Agent, the Company and the Agent
have entered into a Transfer and Administration Agreement, dated as of April
1, 1996 (such agreement, as amended to the date hereof, the "Agreement"); and
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     WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
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     SECTION 1.  Defined Terms.  Unless otherwise defined herein, the terms used
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herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement.

     SECTION 2.  Amendments to Agreement.  The definition of "Delinquency
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Ratio" set forth in Section 1.1 of the Agreement is hereby amended, effective on the Effective Date, to read as follows (solely for convenience, language added to such definition is italicized):

          ""Delinquency Ratio" means, with respect to any date of determination,
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the ratio (expressed as a percentage) computed by dividing (i) the aggregate
Outstanding Balance of all Delinquent Receivables as of such date by (ii) the aggregate Outstanding balance of all Receivables as of such date less
Defaulted Receivables as of such date; provided, however, that at any time prior
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to March 31, 1997 Receivables with respect to which "AT&T Corporation" is the
Obligor shall be excluded from the calculation of clauses (i) and (ii) above."

     SECTION 3. Effectiveness. This Amendment shall become effective on the
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first date on which the parties hereto shall have executed and delivered one or more counterparts to this Amendment and each shall have received one or more counterparts of this amendment executed by the others.

     SECTION 4. Execution in Counterparts.  This Amendment may be executed in
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any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.
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     SECTION 5. Consents; Binding Effect.  The execution and delivery by the
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Seller and the Purchaser of this Amendment shall constitute the written consent of each of them to this Amendment. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

     SECTION 6. Governing Law.  This Amendment shall be governed by and
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construed in accordance with the laws of the State of New York.

     SECTION 7. Severability of Provisions.   Any provision of this Amendment
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which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 8. Captions.  The captions in this Amendment are for convenience of
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reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 9. Agreement to Remain in Full Force and Effect.  Except as amended
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hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to
Transfer and Administration Agreement to be executed as of the date and year first above written.

                                        ENTERPRISE FUNDING CORPORATION,
                                        as Company


                                        By:  /s/ Stewart L. Cutler
                                        Name:  Stewart L. Cutler
                                        Title:  Vice President


                                        CSI FUNDING INC., as Transferor


                                        By:  /s/ Patrick D. Lane
                                        Name:  Patrick D. Lane
                                        Title:  Vice President


                                        COMPUCOM SYSTEMS, INC.,
                                        as Collection Agent


                                        By:  /s/ Daniel L. Celoni
                                        Name:  Daniel L. Celoni
                                        Title:  Treasurer


                                        NATIONSBANK, N.A., as Agent
                                        and as Bank Investor


Commitment:                             By:  /s/ Michele M. Heath
$100,000,000                            Name:  Michele M. Heath
                                        Title:  Vice President